SUP-0101-0226

AB EQUITY FUNDS
AB Discovery Growth Fund (the “Fund”)
Class A (Ticker: CHCLX); Class C (Ticker: CHCCX); Class I (Ticker: CHCIX);
Advisor Class (Ticker: CHCYX); Class Z (Ticker: CHCZX)

Supplement dated February 10, 2026 to the Fund’s Prospectus and Summary Prospectus (together, the “Prospectus”), dated October 31, 2025, as amended.

*  *  *  *  *

The following replaces the fourth sentence under the heading “Principal Strategies” in the “Summary Information” section of the Prospectus:

As of June 30, 2025, there were approximately 3,230 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $48.7 billion.

*  *  *  *  *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0101-0226

2